1 First Quarter 2025 Earnings Call Tim Oliver, President & Chief Executive Officer Andy Wamser, Chief Financial Officer Stuart Mackinnon, Chief Operating Officer Thursday, May 8th, 2025

2 This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “estimate,” “expect,” “target,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “would,” “potential,” “positioned,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR Atleos Corporation’s (“NCR Atleos,” “Atleos” or the “Company”) plans, targets, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding the future commercial or financial performance of the Company; the expected financial performance of the Company for 2025; our expected areas of focus and strategy to drive growth and profitability and create long-term stockholder value, including key performance indicator targets and expectations for 2025; the Company's focus on advancing strategic growth initiatives and transforming the Company into a software-led ATM as a service company with a higher mix of recurring revenue streams; and our expected free cash flow for 2025; and our expectations of NCR Atleos' ability to deliver increased value to customers and stockholders. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of the Company's control, including the failure of NCR Atleos to achieve some or all of the strategic benefits or opportunities expected from the spin-off; NCR Atleos' obligation to indemnify NCR Corporation (“Voyix” or “NCR Voyix”) pursuant to the agreements entered into connection with the spin-off (including with respect to material taxes) and the risk NCR Voyix may not fulfill any obligations to indemnify NCR Atleos under such agreements; that under applicable tax law, NCR Atleos may be liable for certain tax liabilities of NCR Voyix following the spin-off if NCR Voyix were to fail to pay such taxes; that agreements binding on NCR Atleos restrict it from taking certain actions after the distribution that could adversely impact the intended U.S. federal income tax treatment of the distribution and related transactions, potential liabilities arising out of state and federal fraudulent conveyance laws; the fact that NCR Atleos may receive worse commercial terms from third-parties for services it presently receives from NCR Voyix; that after the spin-off, certain of NCR Atleos' executive officers and directors may have actual or potential conflicts of interest because of their previous positions at NCR Voyix; our ability to retain key employees; our ability to protect our systems and data from cybersecurity threats or other technological risks; extensive competition in our markets; risks related to our level of indebtedness; and risks related to evolving global laws and regulations relating to data privacy, data protection and information security. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. Although the Company believes that assumptions underlying the forward-looking statements contained herein are reasonable, should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Additional information concerning these and other factors identified in “Risk Factors,” “Management Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” in the Company’s most recent report on Form 10-K, quarterly reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission (“SEC”) are available at https://www.sec.gov. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements. FORWARD-LOOKING STATEMENTS

3 NON-GAAP MEASURES. While Atleos reports its results in accordance with Generally Accepted Accounting Principles in the United States, or GAAP, comments made during this conference call and in these materials will include or make reference to certain “non-GAAP” measures, including, but not limited to: amounts in constant currency or CC, adjusted gross margin rate; diluted earnings per share (non-GAAP); adjusted free cash flow- unrestricted; adjusted gross margin (non-GAAP); gross profit; net debt; core revenues; adjusted EBITDA; core adjusted EBITDA; adjusted EBITDA margin; and the ratio of net debt to adjusted EBITDA or net leverage ratio. These measures are included to provide additional useful information regarding Atleos’ financial results and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures are included in the accompanying “Supplementary Materials” and are available on the Investor Relations page of Atleos’ website at www.ncratleos.com. Descriptions of many of these non-GAAP measures are also included in Atleos’ SEC reports. TRADEMARKS. All trademarks, service marks and trade names appearing in this presentation are, to our knowledge, the property of their respective owners. We do not intend our use or display of other companies’ trademarks, service marks, copyrights or trade names to imply a relationship with, or endorsement or sponsorship of us by, any other companies. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, processing revenue, interchange and network revenue, Bitcoin-related revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. (ii) the term "annualized recurring revenue" or "ARR" is recurring revenue, excluding software license sold as a subscription, for the last three months times four, plus the rolling four quarters for term-based software license arrangements that include customer termination rights. (iii) the term "LTM" means last twelve months. (iv) the term "ARPU" means average revenue per unit. (v) the term "ATMaaS" means ATM as a Service, our turnkey, end-to-end ATM platform solution. (iv) the terms “Core Revenue“ and “Core Adjusted EBITDA” are defined in the accompanying “Supplementary Materials.” These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. Websites referenced in this presentation are not incorporated by reference into the presentation. NOTES TO INVESTORS

Tim Oliver President and Chief Executive Officer Business Update 4

NCR ATLEOS

Industry Leading Self-Service Banking Solutions Platform

+600K
Global installed base of serviced ATMs

~80K
Largest independent network of owned and operated ATMs

+140
Countries

~20K
Employees

- Largest Independent ATM Network
- Transaction Processing
- Software Design & Licensing
- Full Outsourcing Capabilities
- Extensive Hardware & Software Services
- Device Design & Production



#1
ATMaaS and Managed Services Provider

#1
Independently owned and operated ATM network globally

#1
Provider of multi-vendor ATM software applications and middleware

ATLEOS

5

First quarter results at or above expectations Recurring revenue mix reached a new high of 76% Adj. EBITDA margin expanded 270 bps y/y on advantageous revenue mix and cost productivity Strategic growth across services and in expanded transaction types 6 A Strong Start to 2025 Very Successful Q1 Building Momentum for Full Year Goals & Priorities Backlog growing in both Services and Hardware Order volumes stable despite dynamic macro-environment Recurring revenue model allows for predictable performance in uncertain times Direct and indirect productivity programs on pace Grow Efficiently: Prioritize growth initiatives with high potential returns and strategic value Prioritize Service: Focus on best- in-class performance and availability Embrace Simplicity: Invest in people, systems, and processes to become nimbler and easier for customers to conduct business with Affirmed Full Year 2025 Guidance

Self-Service Banking Segment

Q1 2025 Results

Revenue

- Service expansion drove underlying topline growth, offset by hardware timing and FX

Services Growth

- ATMaaS revenue +24% y/y
- ATMaaS unique customers +40% y/y
- Unit backlog +87% y/y

Adjusted EBITDA

- Adj. EBITDA grew 14% y/y with margin up 320 bps y/y

Margin Expansion

- Revenue mix, direct cost programs, and service efficiencies drove performance

Strategic Progress

Grow Efficiently

- Strong customer response to Innovation Lab
- Held first major customer event in North America
- Launched customer advocacy panels

Prioritize Service

- All customer KPIs moving in the right direction
- Leading market service levels sustained
- Service-led improvement driving increased demand

Embrace Simplicity

- A.I. driven dispatch and service pilot ready for globalization

ATLEOS

7

Network Segment

Q1 2025 Results

Revenue

- Revenue headwinds in the quarter:
  - Regulatory changes for Liberty X crypto business
  - International transaction softness

Transactions

- Allpoint cash withdrawal transactions +2% y/y
- Cash deposit transactions increased 200% y/y and reached an annual run rate of $1B in cash deposits

LTM ARPU

- Another new high for ARPU of $16,129; up q/q and y/y on fleet optimization

Adjusted EBITDA

- Adjusted EBITDA margin expanded 170 bps y/y led by a mix shift to higher margin transactions

Strategic Progress

Grow Efficiently

- Signed 7-Eleven to Allpoint extending access to 75M cardholders
- Expanded U.K. deposit network
- Grew access to cash deposit capabilities and locations

Prioritize Service

- Enhanced service effort drove higher availability and added to revenue

Embrace Simplicity

- Increased access to Tap functionality
- ERP upgrades launched to improve invoicing

ATLEOS

8

Financial Review Andy Wamser Chief Financial Officer 9

Consolidated Revenue/Recurring Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Recurring Core Non-Recur Core Non-Core 10 Solid Underlying Topline Trends in our Key Businesses $ in millions $1,050 $1,055 $989 $966 $1,081 • Q1 ‘25 Core Revenue of $966, -2% y/y, -1% CC y/y • Q1 ‘25 Core Recurring Revenue of $729, +1% CC y/y 74% 74%74% 72% 75% $1,050 $1,081 $1,078 $1,108 $980 Constant CurrencyAs ReportedCore Segment Revenue Lines of Business Up 1%Down 1%Self-Service Banking Segment Up 6%Up 4%Services & Software Up 5%Up 3%Services & Software Recurring Revenues Down 11% (down due to shift of orders to Q2 2025) Down 12% (down due to shift of orders to Q2 2025) Hardware Down 2%Down 4%Network Segment FlatDown 2% ATM Network Transaction Services (excludes Liberty crypto business) Down 14%Down 16%T&T Segment Down 1%Down 2%Total Core Revenue • Services & Software growth led by 24% ATMaaS growth and 18% Software growth y/y • 1H 2025 Hardware growth skewed by significant shift of orders to Q2 and second half of the year Q1 2025 Core Revenue Growth

11 Adjusted EBITDA and Earnings Exceeded Expectations $ in millions, except per share amounts $793 $790$763 Non-GAAP Diluted EPS • Q1 above the high-end of our guidance range • +56% y/y Adjusted EPS growth Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $0.81 $0.89 $0.41 $1.11 $0.64 Consolidated Adj. EBITDA & Margin Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $210 $196 $160 $175 $228 19.5% 18.1% 15.2% 17.9% 20.6% • Adjusted EBITDA +9% y/y, core Adjusted EBITDA +11% y/y, at high end of Q1 guidance • Adjusted EBITDA margin expanded 270 bps from Q1’24 to Q1’25 +9% y/y +11% y/y core +56% y/y

12 Self-Service Banking Key Financial Metrics and KPIs $ in millions Revenue Adjusted EBITDA Key Strategic Metrics Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $673 $677 $628 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $167$158 $134 21.3% 23.5% 24.7% $153 $181 25.2% 24.5% Up 200 bps y/y • 13 consecutive quarters of y/y growth in recurring revenue 50% 60% 70% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Recurring Revenue Mix % 62% 64% $1,200 $1,400 $1,600 $1,800 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 ARR $1,573 $1,606 Up 2% y/y • Led by 6% CC Growth in Services & Software $718 $624 +14% y/y +1% y/y CC

13 ATMaaS Financial Metrics and KPIs $ in millions, except ARPU Revenue Gross Profit(1) Key Strategic Metrics Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $49$47$46 $52 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $16.1$14.4 $17.4 Up 26% y/y • Customer count increased 44% y/y • Launched 1 new market in Q1 Down 2% y/y • Continued ATMaaS growth in North America Region and India $140 $200 $260 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 ARR (in millions) $183 $230 $4.0 $8.0 $12.0 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 LTM ARPU (in thousands) $8.6 $8.4 $57 $13.9 $21.4+24% y/y +54% y/y (1) Gross Profit includes management’s estimates of certain cost allocations

14 Network Key Financial Metrics and KPIs $ in millions, except ARPU and Network Managed Units Revenue Adjusted EBITDA Key Strategic Metrics Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $326 $332 $310 $299 $317 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $103$101 $86 27.7% 31.0% 31.0% $88 $114 29.4% 36.0% Up 5% y/y • Allpoint Withdrawal transactions up 2% and Branding is up 10% y/y Down 5% y/y • Continued optimization of our portfolio and retail partners closing lower performing locations $14.5 $15.5 $16.5 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 LTM ARPU (in thousands) $15.4 $16.1 55 70 85 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Network Managed Units (in thousands) 81 77 -4% y/y +2% y/y

15 Services & Software Momentum Drives Topline and Profit Growth $ in millions Q1 2025Q4 2024Q3 2024Q2 2024Q1 2024Revenue $523$557$542$540 $514 Services & Software 293309324 319 303Transactional (Network segment) 150215189191 172Hardware $966$1,081$1,055 $1,050 $989 Total Core Revenues 142723 31 61Other – Voyix $980$1,108$1,078 $1,081 $1,050 Total Atleos Revenue Q1 2025Q4 2024Q3 2024Q2 2024Q1 2024Gross Profit (Non-GAAP)(1) $176$198$184$169$163Services & Software 831079996 83 Transactional (Network Segment) 264430 37 29 Hardware (30)(33)(30)(30)(37)Corporate unallocated $255$316$283$272 $238 Total Core Gross Profit 233 4 6 Other – Voyix $257$319$286$276$244Total Atleos Gross Profit (1) Refer to definitions in the supplementary section of the presentation. Adjusted gross profit (non-GAAP) for the product lines include management’s estimates of certain cost allocations. Supplementary product information provided on this slide is for modeling purposes only and is not considered by Company management in assessing segment performance.

16 Strong Financial Position $ in millions (1) Reflects management’s assessment for Q1 2025 capital expenditures. (2) Cash and cash equivalents as presented in our Condensed Consolidated Balance Sheet. (3) Refer to the definitions in the supplementary section of the presentation. March 31, 2025Balance Sheet & Liquidity $688Liquidity $336Revolving Credit Availability $352Cash (unrestricted)(2) $2,914Total Debt $2,562Net Debt(3) 3.2XNet Leverage Ratio(3) Q1 2025Free Cash Flow $175Adjusted EBITDA ($41)Capital Expenditures ($10)Inventory Capitalized ($51)Adjusted Capital Expenditures ($15)Maintenance capital expenditures(1) ($20)Growth capital expenditures(1) ($16)ATMaaS capital expenditures(1) ($8)Cash paid for Taxes ($34)Cash paid for Interest ($105)Change in Working Capital ($23)Adj. Free Cash Flow – Unrestricted

17 FY 2025 Outlook Reaffirmed $ in millions, except percentages and per share amounts 2024 Base2025 GuidanceFY 2025 Targets $4,1753% to 6% growth constant currency (est. FX impact -2%)Core Revenue (excludes Voyix) $4,317 1% to 3% growth constant currency (est. FX impact -2%) - Assumes Voyix related revenue down ~$100M Total Revenue $7947% to 10% growth constant currency (est. FX impact -1%) Total Adjusted EBITDA(1) $3.2221% to 27% growth Fully Diluted EPS (non-GAAP) $242$260 - $300 millionAdj. Free Cash Flow – Unrestricted (1) Our Adjusted EBITDA calculation previously included certain amounts reported in Other income (expense), net. Beginning in 2025, we exclude total Other income (expense), net from our Adjusted EBITDA calculation, which in 2024 would have resulted in Adjusted EBITDA of approximately $794 million.

SUPPLEMENTARY MATERIALS NCR Atleos Confidential 18

Recurring revenue - all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, processing revenue, interchange and network revenue, Bitcoin-related revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. Annualized recurring revenue or "ARR" - recurring revenue, excluding software licenses sold as a subscription, for the last three months times four, plus the rolling four quarters for term- based software license arrangements that include customer termination rights. Core revenue - refers to the results of our reportable segments (Self-Service Banking, Network, and T&T). We use the term "core" to describe our total segment results excluding revenue related to our "Other" (or "Non-Core") business operations, including commerce-related operations in countries that Voyix exited that are aligned to Atleos and revenues from commercial agreements with Voyix. These non-core revenues are excluded because they are not part of Atleos' ongoing planned business operations. Core Adjusted EBITDA - refers to the results of our reportable segments (Self-Service Banking, Network, and T&T) plus Corporate income and expenses not allocated to segments. We use the term "core" to describe our results excluding "Other" (or "Non-Core") business operations, including commerce-related operations in countries that Voyix exited that are aligned to Atleos and revenues from commercial agreements with Voyix. These non-core results are excluded because they are not part of Atleos' ongoing planned business operations. LTM - Last twelve months ARPU - average revenue per unit ATM - Automated teller machine ATM as a Service (“ATMaaS”) - our turnkey, end-to-end ATM platform solution, whereby we provide comprehensive managed services solutions to financial institutions Liquidity - Borrowing capacity under our senior secured Revolving Credit Facility plus unrestricted cash and cash equivalents Hardware revenue - revenue related to ATM and other hardware sales Services revenue - revenue related to hardware and software maintenance, professional services, and ATMaaS Software revenue - revenue related to software license, software maintenance and professional installation services Transactional revenue - revenue related to payment transaction processing services, interchange and other network revenue as well as Bitcoin-related revenue Certain Terms & Key Performance Indicators (KPIs) 19

While Atleos reports its results in accordance with Generally Accepted Accounting Principles in the United States, or GAAP, comments made during this conference call and in these materials will include non-GAAP measures. Atleos’ definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. Atleos believes these measures are useful for investors because they provide a more complete understanding of Atleos’ underlying operational performance, as well as consistency and comparability with Atleos’ past reports of financial results. Adjusted Gross Profit (Non-GAAP), Adjusted Operating Expenses (non-GAAP), Adjusted Income from Operations (Non-GAAP), Adjusted Interest and Other Income (Expense) (non-GAAP), Adjusted Income Tax Expense (non-GAAP), Adjusted Net Income from Continuing Operations Attributable to Atleos (non- GAAP) and Diluted Earnings per Share (Non-GAAP) are calculated as GAAP gross profit, operating expenses, income from operations, interest and other income (expense), income taxes, net income attributable to Atleos, and diluted earnings per share, respectively, excluding, as applicable, acquisition-related costs; pension mark-to-market adjustments and other one-time pension-related costs; separation-related costs; amortization of acquisition-related intangibles; stock-based compensation expense; transformation and restructuring charges (which includes integration, severance, divestiture and other exit and disposal costs); Voyix legal and environmental indemnification expense, and other non-recurring or unusual items. Management uses these non-GAAP measures to compare performance consistently over various periods. Adjusted Gross Margin (Non-GAAP) and Adjusted Operating Margin Rate (non-GAAP) are calculated based on Adjusted Gross Profit (Non-GAAP) and Adjusted Income from Operations (Non-GAAP), respectively, as a percentage of total revenue. Management uses these non-GAAP measures to compare performance consistently over various periods. Adjusted Effective Income Tax Rate (non-GAAP) is calculated based on Adjusted Income Tax Expense (non-GAAP) divided by adjusted pre-tax income (Adjusted Income from Operations (non-GAAP) less Adjusted Interest and Other Income (Expense) (non-GAAP)). Management uses this non-GAAP measure to compare performance consistently over various periods. Adjusted Free Cash Flow-Unrestricted (FCF) is calculated as net cash provided by operating activities less capital expenditures, less additions to capitalized software, plus/minus the change in restricted cash settlement activity, plus/minus net reductions or reinvestment in the trade receivables facility due to fluctuations in the outstanding balance of receivables sold, plus/minus financing payments/receipts of owned ATM capital expenditures, plus pension contributions and settlements, and plus legal and environmental indemnification payments made to Voyix. Restricted cash settlement activity represents the net change in amounts collected on behalf of, but not yet remitted to, certain of the Company’s merchant customers or third-party service providers that are pledged for a particular use or restricted to support these obligations. These amounts can fluctuate significantly period to period based on the number of days for which settlement to the merchant has not yet occurred or day of the week on which a reporting period ends. We believe Adjusted free cash flow-unrestricted information is useful for investors because it indicates the amount of cash available after these adjustments for, among other things, investments in Atleos’ existing businesses, strategic acquisitions, and repayment of debt obligations. Adjusted free cash flow-unrestricted does not represent the residual cash flow available, since there may be other non-discretionary expenditures that are not deducted from the measure. NON-GAAP MEASURES 20

Net Debt is based on Atleos' total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt as presented on the face of the Condensed Consolidated Balance Sheets. Atleos believes that Net Debt provides useful information to investors because Atleos’ management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor Atleos’ Net Debt as part of their assessments of Atleos’ business. Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) is calculated as GAAP Net income (loss) attributable to Atleos plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus acquisition-related costs; plus pension mark-to-market adjustments and other one-time pension-related costs; plus separation-related costs; plus transformation and restructuring charges (which includes integration, severance, divestiture and other exit and disposal costs); plus stock-based compensation expense; plus Voyix legal and environmental indemnification expense; plus other amounts included in Other income (expense), net. Management uses this non-GAAP measure to compare performance consistently over various periods. Adjusted EBITDA margin is calculated based on Adjusted EBITDA as a percentage of total revenue. Adjusted EBITDA margin by segment is calculated based on segment Adjusted EBITDA divided by the related segment component of revenue. Management uses this non-GAAP measure to compare performance consistently over various periods. Net Leverage Ratio is calculated by dividing Net Debt by trailing twelve-month Adjusted EBITDA. Management believes this ratio provides useful information to investors because it is an indicator of the Company's ability to meet its future financial obligations. In addition, the net leverage ratio is a measure frequently used by investors and credit rating agencies. Constant Currency (CC) excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, management uses constant currency measures to compare performance consistently over various periods. NON-GAAP MEASURES 21

With respect to our Adjusted EBITDA, adjusted free cash flow-unrestricted and non-GAAP diluted earnings per share forward-looking guidance, we do not provide a reconciliation of the respective GAAP measures because we are not able to predict with reasonable certainty the reconciling items that may affect the GAAP net income, GAAP cash flow from operating activities and GAAP diluted earnings per share without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of Atleos' website at www.ncratleos.com. NON-GAAP MEASURES 22

% Change Q1 2024Q1 2025 (7)%$1,050$980Revenue 6%221235Gross Margin 21.0%24.0%Gross Margin Rate (7)%149139Operating Expenses 14.2%14.2%% of Revenue 33%7296Operating Income 6.9%9.8%% of Revenue (8)%(76)(70)Interest and other expense, net 410Income Tax Expense (100.0)%38.5%Effective Income Tax Rate 313%$(8)$17Net Income (Loss) attributable to Atleos 309%$(0.11)$0.23Diluted EPS attributable to Atleos $ in millions, except per share amounts Q1 2025 GAAP RESULTS 23

% ChangeQ1 2024Q1 2025 (7)%$1,050$980Revenue 5%244257Adjusted Gross Margin (non-GAAP) 23.2%26.2%Adjusted Gross Margin Rate (non-GAAP) (2)%128125Adjusted Operating Expenses (non-GAAP) 12.2%12.8%% of Revenue 14%116132Adjusted Income from Operations (non-GAAP) 11.0%13.5%% of Revenue (Adjusted Operating Margin Rate) (11)%(75)(67)Adjusted Interest and other expense (non-GAAP) 64%1118Adjusted Income Tax Expense (non-GAAP) 26.8%27.7%Adjusted Effective Income Tax Rate (non-GAAP) 60%$30$48Adjusted Net Income attributable to Atleos (non-GAAP) 56%$0.41$0.64Diluted EPS attributable to Atleos (non-GAAP) $ in millions, except per share amounts Q1 2025 OPERATIONAL RESULTS (Non-GAAP) 24

% of RevenueQ1 2024% of RevenueQ1 2025 (0.8)%$(8)1.7%$17Net Income (loss) Attributable to Atleos (GAAP) 7.5%796.9%67Interest Expense (0.2)%(2)(0.1)%(1)Interest Income 0.4%41.0%10Income Taxes 4.2%444.3%42Depreciation and amortization 2.3%252.3%23Acquisition-related amortization of intangibles 1.0%100.9%9Stock-based compensation expense 0.9%90.3%2Separation costs 0.1%10.1%1Transformation & restructuring costs — %—0.4%4Voyix environmental indemnification expense (0.2)%(2)0.1%1Other (income) expense items, net(1) 15.2%$16017.9%$175Adjusted EBITDA (non-GAAP) (4)(2)Other (Voyix-related) income and expenses not allocated to segments $156$173Core Adjusted EBITDA (non-GAAP) GAAP TO NON-GAAP RECONCILIATION $ in millions 25 (1) Includes certain income and expense items reported within Other income (expense), net on the Condensed Consolidated Statements of Operations, such as bank fees, the components of pension, postemployment and postretirement expense other than service cost, and the impact of foreign currency fluctuations. Prior to 2025, our calculations of Adjusted EBITDA did not exclude these items. All periods presented have been recast to reflect the new definition. Additional amounts reported in Other income (expense), net are separately captured in this reconciliation. Therefore, Other (income) expense items, net shown here will not agree to total Other income (expense), net on the Condensed Consolidated Statements of Operations.

% of RevenueQ2 2024% of RevenueQ3 2024% of RevenueQ4 2024 2.7%$292.2%$244.2%$46Net Income Attributable to Atleos (GAAP) 7.3%797.3%796.5%72Interest Expense (0.2)%(2)(0.1)%(1)(0.2)%(2)Interest Income 0.4%41.3%142.2%25Income Taxes 4.0%434.2%454.0%44Depreciation and amortization expense 2.1%232.2%242.1%23Acquisition-related amortization of intangibles 0.8%90.8%90.9%10Stock-based compensation expense 0.6%60.5%5(0.1)%(1)Separation costs (0.4)%(4)(0.1)%(1)—%—Acquisition-related Costs 0.6%60.7%70.7%8Transformation and restructuring costs —%—0.2%21.1%12Voyix environmental indemnification expense —%——%—(3.4)%(38)Pension mark-to-market adjustments —%——%—1.8%20Loss on Debt Extinguishment 0.2%30.3%30.8%9Other income (expense) items, net(1) 18.1%$19619.5%$21020.6%$228Adjusted EBITDA (non-GAAP) GAAP TO NON-GAAP RECONCILIATION $ in millions 26 (1) Includes certain income and expense items reported within Other income (expense), net on the Condensed Consolidated Statements of Operations, such as bank fees, the components of pension, postemployment and postretirement expense other than service cost, and the impact of foreign currency fluctuations. Prior to 2025, our calculations of Adjusted EBITDA did not exclude these items. All periods presented have been recast to reflect the new definition. Additional amounts reported in Other income (expense), net are separately captured in this reconciliation. Therefore, Other (income) expense items, net shown here will not agree to total Other income (expense), net on the Condensed Consolidated Statements of Operations.

Q1 2024Q1 2025 $72$96Income from Operations (GAAP) 12Transformation and restructuring costs 109Stock-based compensation expense 2523Acquisition-related amortization of intangibles 82Separation costs 4442Depreciation and Amortization —1Non-controlling interest $160$175Adjusted EBITDA (non-GAAP) GAAP TO NON-GAAP RECONCILIATION $ in millions 27

NCR ATLEOS

GAAP TO NON-GAAP RECONCILIATION

Q1 2025

$ in millions

	Gross Margin	Gross Margin rate	Operating Expenses	Income from operations	Interest & Other Expenses, Net	Income Tax Expense (Benefit)	Effective Income Tax Rate	Net Income attributable to Atleos
GAAP Results	**$235**	**24.0%**	**$139**	**$96**	**$(70)**	**$10**	**38.5%**	**$17**
Plus: Special Items								
Transformation and restructuring costs	1	0.1%	(1)	2	(1)	—		1
Stock-based compensation expense	1	0.1%	(8)	9	—	—		9
Acquisition-related amortization of intangibles	20	2.0%	(3)	23	—	6		17
Separation costs	—	—%	(2)	2	—	1		1
Voyix environmental indemnification expense	—	—%	—	—	4	1		3
Non-GAAP Adjusted Results	**$257**	**26.2%**	**$125**	**$132**	**$(67)**	**$18**	**27.7%**	**$48**

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GAAP TO NON-GAAP RECONCILIATION $ in millions Net Income (Loss) attributable to Atleos Effective Income Tax Rate Income Tax Expense (Benefit) Interest & Other Expenses, Net Income from operations Operating Expenses Gross Margin rateGross Margin $(8)(100.0)%$4$(76)$72$14921.0%$221GAAP Results Plus: Special Items 1——1(1)—%—Transformation and restructuring costs 91—10(9)0.1%1Stock-based compensation expense 187—25(3)2.1%22Acquisition-related amortization of intangibles 7218(8)—%—Separation costs 3(3)————%—Valuation allowance and other tax adjustments $3026.8%$11$(75)$116$12823.2%$244Non-GAAP Adjusted Results Q1 2024 29

GAAP TO NON-GAAP RECONCILIATION Q1 2024(2)Q2 2024(1)Q3 2024(1)Q4 2024(1)Q1 2025(1) $(0.11)$0.39$0.32$0.61$0.23GAAP Diluted Earnings per Share Plus: Special Items 0.010.070.090.090.01Transformation and restructuring costs 0.120.110.110.130.12Stock-based compensation expense 0.250.230.250.270.23Acquisition-related amortization of intangibles —(0.04)(0.01)——Acquisition-related costs 0.100.050.07—0.01Separation costs ——0.030.120.04Voyix environmental indemnification expense 0.04—0.03——Valuation allowance and other tax adjustments ———0.27—Loss on debt extinguishment ———(0.38)—Pension mark-to-market adjustments $0.41$0.81$0.89$1.11$0.64Non-GAAP Diluted Earnings per Share 30 (1) Based upon the weighted average diluted shares of 75.2 million, 75.0 million, 74.5 million, and 73.7 million for three months ended March 31, 2025, December 31, 2024, September 30, 2024, and June 30, 2024, respectively. (2) For the three months ended March 31, 2024, due to the net loss attributable to Atleos common stockholders, potential common shares that would have caused dilution, such as restricted stock units and stock options, have been excluded from the GAAP diluted share count because their effect would have been anti-dilutive. The dilutive impact of these shares are included in the calculation of non-GAAP diluted EPS, which is based upon weighted average dilutive shares of 73.1 million. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may not mathematically reconcile.

* Figures presented in this table are calculated in accordance with U.S. GAAP. In accordance with ASC 280, Segment Reporting, the Company uses Adjusted EBITDA to assess segment performance and allocate the Company resources. No other measures, including income from operations, are considered by management in assessing performance nor does the chief operating decision maker use income from operations when assessing performance. Therefore, Adjusted EBITDA is considered the Company's GAAP measure of segment profit or loss. The supplementary segment-level information included on this slide is provided for modeling purposes only. (1) Other represents certain other immaterial business operations, including commerce-related operations in countries that Voyix exited that are aligned to Atleos, that do not represent a reportable segment. Other also includes revenues from commercial agreements with Voyix. (2) Corporate includes income and expenses related to corporate functions that are not specifically attributable to an individual reportable segment. (3) Selling, general and administrative expenses is presented as "SG&A" and research and development expenses is presented as "R&D" above. TotalCorporate(2) UnallocatedOther(1)T&TNetworkSelf-Service Banking $189$—$1$1$11$176Product Revenue $791$—$13$42$288$448Service Revenue $980$—$14$43$299$624Total Revenue $160$10$1$1$10$138Cost of Products $585$21$11$29$222$302Cost of Services $139$62$—$5$25$47SG&A and R&D Expenses(3) $96$(93)$2$8$42$137Income from Operations Q1 2025 SEGMENT RESULTS - GAAP* $ in millions 31

Total(4)Corporate(2) (4) UnallocatedOther(1) (4)T&TNetworkSelf-Service Banking $189$—$1$1$11$176Product Revenue $791$—$13$42$288$448Service Revenue $980$—$14$43$299$624Total Revenue $159$10$1$1$10$137Adjusted Cost of Products (non-GAAP) $564$20$11$29$202$302Adjusted Cost of Services (non-GAAP) $125$50$—$5$23$47Adjusted SG&A and R&D Expenses(3) (non-GAAP) $132$(80)$2$8$64$138Adjusted Income from Operations (non-GAAP) $175$(76)$2$8$88$153Adjusted EBITDA(4) Q1 2025 SEGMENT RESULTS - NON-GAAP $ in millions 32 (1) Other represents certain other immaterial business operations, including commerce-related operations in countries that Voyix exited that are aligned to Atleos, that do not represent a reportable segment. For periods after the separation from Voyix, Other also includes revenues from commercial agreements with Voyix. (2) Corporate includes income and expenses related to corporate functions that are not specifically attributable to an individual reportable segment. (3) Selling, general and administrative expenses is presented as "SG&A" and research and development expenses is presented as "R&D" above. (4) In accordance with ASC 280, Segment Reporting, the Company uses Adjusted EBITDA to measure segment performance. Therefore, Adjusted EBITDA for the reportable segments is considered its GAAP measure of segment profit or loss. We have provided Adjusted EBITDA for Other, Corporate and Total Company on a supplementary basis in order to facilitate a reconciliation of total Adjusted EBITDA to consolidated net income. Supplementary segment-level information provided on this slide is for modeling purposes only and is not considered by Company management in assessing segment performance.

NCR ATLEOS

Q1 2025 GAAP TO NON-GAAP Segment Reconciliation

$ in millions

	GAAP*	Transformation Costs	Stock Based Compensation	Acquisition Related Amortization of Intangibles	Separation Costs	Non-GAAP
Self Service Banking	$138	$—	$—	$(1)	$—	$137
Network	10	—	—	—	—	10
T&T	1	—	—	—	—	1
Other	1	—	—	—	—	1
Corporate Unallocated	10	—	—	—	—	10
Total Cost of Products	**$160**	**$—**	**$—**	**$(1)**	**$—**	**$159**
Self Service Banking	$302	$—	$—	$—	$—	$302
Network	222	(1)	—	(19)	—	202
T&T	29	—	—	—	—	29
Other	11	—	—	—	—	11
Corporate Unallocated	21	—	(1)	—	—	20
Total Cost of Services	**$585**	**$(1)**	**$(1)**	**$(19)**	**$—**	**$564**
Self Service Banking	$47	$—	$—	$—	$—	$47
Network	25	—	—	(2)	—	23
T&T	5	—	—	—	—	5
Other	—	—	—	—	—	—
Corporate Unallocated	62	(1)	(8)	(1)	(2)	50
Total SG&A and R&D Expenses	**$139**	**$(1)**	**$(8)**	**$(3)**	**$(2)**	**$125**
Self Service Banking	$137	$—	$—	$1	$—	$138
Network	42	1	—	21	—	64
T&T	8	—	—	—	—	8
Other	2	—	—	—	—	2
Corporate Unallocated	(93)	1	9	1	2	(80)
Total Income from Operations	**$96**	**$2**	**$9**	**$23**	**$2**	**$132**

*Figures presented in this column are calculated in accordance with U.S. GAAP. This reconciliation is provided to facilitate an understanding of the supplementary segment-level information provided on the preceding slides and the adjustments to arrive at the non-GAAP amounts.

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NCR ATLEOS

Q1 2025 GAAP TO NON-GAAP Product Reconciliation

$ in millions

	GAAP*	Transformation Costs	Stock Based Compensation	Acquisition Related Amortization of Intangibles	Non-GAAP
GROSS PROFIT[1]					
Software and Services	$175	$1	$—	$—	$176
Transactional	64	—	—	19	83
Hardware	25	—	—	1	26
Corporate unallocated	(31)	—	1	—	(30)
Total Core Gross Profit[1]	**233**	**1**	**1**	**20**	**255**
Other - Voyix	2	—	—	—	2
Total Atleos Gross Profit[1]	**$235**	**$1**	**$1**	**$20**	**$257**

*Figures presented in this column are calculated in accordance with U.S. GAAP. This reconciliation is provided to facilitate an understanding of the supplementary product-level information provided in this presentation and the adjustments to arrive at the non-GAAP amounts. Supplementary product-level information provided on this slide is for modeling purposes only and is not considered by Company management, including the chief operating decision maker, in assessing segment performance.

(1) Product level adjusted gross profit (non-GAAP) includes management's estimates of certain cost allocations among the product categories.

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Non-GAAPSeparation Costs Acquisition Related Amortization of Intangibles Stock Based Compensation Transformation CostsGAAP* GROSS PROFIT(1) $198$—$—$—$—$198Software and Services 107—19——88Transactional 44————44Hardware (33)(1)—22(36)Corporate unallocated 316(1)1922294Total Core Gross Profit(1) 3————3Other - Voyix $319$(1)$19$2$2$297Total Atleos Gross Profit(1) Q4 2024 GAAP TO NON-GAAP Product Reconciliation $ in millions 35 *Figures presented in this column are calculated in accordance with U.S. GAAP. This reconciliation is provided to facilitate an understanding of the supplementary product-level information provided in this presentation and the adjustments to arrive at the non-GAAP amounts. Supplementary product-level information provided on this slide is for modeling purposes only and is not considered by Company management, including the chief operating decision maker, in assessing segment performance. (1) Product level adjusted gross profit (non-GAAP) includes management's estimates of certain cost allocations among the product categories.

Non-GAAPSeparation Costs Acquisition Related Amortization of Intangibles Stock Based Compensation Transformation CostsGAAP* GROSS PROFIT(1) $184$—$—$—$1$183 Software and Services 99—20——79 Transactional 30————30 Hardware (30)1—11(33) Corporate unallocated 28312012259Total Core Gross Profit(1) 3————3 Other - Voyix $286$1$20$1$2$262Total Atleos Gross Profit(1) Q3 2024 GAAP TO NON-GAAP Product Reconciliation $ in millions 36 *Figures presented in this column are calculated in accordance with U.S. GAAP. This reconciliation is provided to facilitate an understanding of the supplementary product-level information provided in this presentation and the adjustments to arrive at the non-GAAP amounts. Supplementary product-level information provided on this slide is for modeling purposes only and is not considered by Company management, including the chief operating decision maker, in assessing segment performance. (1) Product level adjusted gross profit (non-GAAP) includes management's estimates of certain cost allocations among the product categories.

Non-GAAP Acquisition Related Amortization of Intangibles Stock Based Compensation Transformation CostsGAAP* GROSS PROFIT(1) $169$(1)$—$—$170Software and Services 9620——76Transactional 37———37Hardware (30)—13(34)Corporate unallocated 2721913249Total Core Gross Profit(1) 4———4Other $276$19$1$3$253Total Atleos Gross Profit(1) Q2 2024 GAAP TO NON-GAAP Product Reconciliation $ in millions 37 *Figures presented in this column are calculated in accordance with U.S. GAAP. This reconciliation is provided to facilitate an understanding of the supplementary product-level information provided in this presentation and the adjustments to arrive at the non-GAAP amounts. Supplementary product-level information provided on this slide is for modeling purposes only and is not considered by Company management, including the chief operating decision maker, in assessing segment performance. (1) Product level adjusted gross profit (non-GAAP) includes management's estimates of certain cost allocations among the product categories.

Non-GAAP Acquisition Related Amortization of Intangibles Stock Based CompensationGAAP* GROSS PROFIT(1) $163$1$—$162Software and Services 8321—62Transactional 29——29Hardware (37)—1(38)Corporate unallocated 238221215Total Core Gross Profit(1) 6——6Other $244$22$1$221Total Atleos Gross Profit(1) Q1 2024 GAAP TO NON-GAAP Product Reconciliation $ in millions 38 *Figures presented in this column are calculated in accordance with U.S. GAAP. This reconciliation is provided to facilitate an understanding of the supplementary product-level information provided in this presentation and the adjustments to arrive at the non-GAAP amounts. Supplementary product-level information provided on this slide is for modeling purposes only and is not considered by Company management, including the chief operating decision maker, in assessing segment performance. (1) Product level adjusted gross profit (non-GAAP) includes management's estimates of certain cost allocations among the product categories.

Q1 2024Q2 2024Q3 2024Q4 2024Q1 2025 $148$9$107$80$123Cash provided by operating activities $(24)$(23)$(22)$(18)$(29)Capital expenditures $(6)$(9)$(11)$(13)$(12)Additions to capitalized software $1$—$1$1$1Pension contributions $(18)$7$(37)$69$(106)Restricted cash settlement activity $(32)$32$—$—$—Temporary transfer of funds from/to Voyix(1) $69$16$38$119$(23)Adjusted Free Cash Flow-Unrestricted $ in millions GAAP TO NON-GAAP RECONCILIATION 39 (1) As of March 31, 2024, cash provided by operating activities included approximately $32 million of cash related to a temporary transfer of funds from Voyix in March, which was remitted back to Voyix in April 2024.

NCR ATLEOS

RECONCILIATION OF CONSTANT CURRENCY

$ in millions

	Q1 2025	Q1 2024	% Change as Reported	Favorable (Unfavorable) FX Impact	% Change Adjusted Constant Currency
Self-Service Banking Revenue	$624	$628	(1)%	(2)%	1%
Services & Software	$475	$458	4%	(2)%	6%
Services & Software Recurring	$402	$392	3%	(2)%	5%
Hardware	$149	$170	(12)%	(1)%	(11)%
Network Revenue	$299	$310	(4)%	(2)%	(2)%
Transactional (excl. LibertyX)	$282	$287	(2)%	(2)%	—%
T&T Revenue	$43	$51	(16)%	(2)%	(14)%
Total Core Revenue	$966	$989	(2)%	(1)%	(1)%
Other (Voyix) Revenue	$14	$61	(77)%	(1)%	(76)%
Total Consolidated Revenue	$980	$1,050	(7)%	(2)%	(5)%
Total Recurring Revenue	$742	$763	(3)%	(2)%	(1)%
Core Recurring Revenue	$729	$736	(1)%	(2)%	1%
Adjusted EBITDA	$175	$160	9%	(2)%	11%
Core Adjusted EBITDA	$173	$156	11%	(1)%	12%

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THANK YOU NCR Atleos Confidential 41